Praxair, Inc. and Subsidiaries
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                                                                   EXHIBIT 10.04


                                  PRAXAIR, INC.



                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS




                              AMENDED AND RESTATED
                             AS OF OCTOBER 27, 1998











                           Adopted by the Board:         February 21, 1995

                           Approved by Shareholders:     April 19, 1995

                           Effective:                    February 21, 1995

                           Amendment #1
                               Adopted by the Committee:  As of October 21, 1997
                               Ratified by the Board:     October 27, 1998

                           Amendment #2
                               Adopted by the Board:      October 27, 1998

                                THE PRAXAIR, INC.
                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


  1.   Purposes.

       The 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is established to attract, retain and compensate highly qualified individuals, who are not employees of Praxair, Inc. (the "Company") or any of its subsidiaries or affiliates for service as members of the Company's Board of Directors ("Non-Employee Directors") and to provide them with an ownership interest in the Company's common stock. The Plan will be beneficial to the Company and its stockholders by allowing these Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Company's common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Company's stock over the long term.


  2.   Effective Date.

       The Plan shall be effective as of February 21, 1995, subject to the approval of the Plan by the holders of at least a majority of the outstanding shares of Company common stock present, or represented, and entitled to vote at the 1995 Annual Meeting of Stockholders. Grants of options may be made under the Plan on and after its effective date, subject to stockholder approval of the Plan as provided above. In the event such approval is not obtained, any options granted under the Plan shall be null and void. Amendment #1 hereof relating to the transferability of options shall be effective as of October 21, 1997. Amendment #2 hereof relating to administration of the Plan, Change in Control and other matters shall be effective as of October 27, 1998.


  3.   Administration of the Plan.

       The Plan shall be administered by the Public Policy and Nominating Committee of the Company's Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make, or delegate to the Corporate Secretary or other officer the authority to make, all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive options under the Plan, the number of shares of stock subject to any such options or the Plan, or the purchase price thereunder; and provided further, that the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons or entities to whom options have been granted or transferred under the Plan. The Corporate Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof; including, among other actions, the establishment of administrative procedures and rules for the exercise of options, the payment of option price and tax withholding obligations, the designation of beneficiaries, the transfer of options and the administration of transferred options.


  4.   Participation in the Plan.

       All Non-Employee Directors in service on the grant date (as hereinafter defined) shall be eligible to receive grants hereunder.

       Former Non-Employee Directors who have been granted stock options under this Plan and all Non-Employee Directors so long as they are in such service are hereinafter referred to collectively as "Participants" in the Plan.

       A person or entity to whom options granted under this Plan have been assigned or transferred pursuant to Article 10(b) herein is hereinafter referred to as a "Transferee"; such term to include a grantee's or transferee's estate and persons or entities holding an option as a beneficiary of a grantee or as a distributee of a grantee's estate.

  5.   Non-Qualified Stock Options.

       Only non-qualified stock options ("options") may be granted under this Plan.


  6.    Terms, Conditions and Form of Options.

        (a) Option Grant Dates. Options to purchase 2,500 shares of the Company's Common Stock (as adjusted pursuant to Section 9) shall be automatically granted on an annual basis to each eligible Non-Employee Director on April 1st (or the first succeeding business day thereafter on which the Company's common stock is traded on the principal securities exchange on which it is listed) of each year, except for the first year in which case options shall be granted on February 21, 1995.

        (b) Exercise Price. The exercise price per share of stock for which each option is exercisable shall be 100% of the closing price of the Company's common stock on the date the option is granted, as reported on the New York Stock Exchange - Composite Transactions.

        (c) Exercisability and Term of Options. Each option granted under the Plan shall become exercisable on the second anniversary of its date of grant. Each option granted under the Plan shall expire ten years from the date of grant, and shall be subject to earlier termination as hereinafter provided.

        (d) Termination of Service. In the event of the termination of service on the Board by the grantee of any option by reason of voluntary resignation (other than for disability or mandatory retirement) or failure, as a nominee, to be elected at an Annual Meeting of Shareholders, the then outstanding options held by such grantee and such grantee's Transferees shall be exercisable on their stated exercisable dates and shall expire three years after such termination, or on their stated expiration dates, whichever occurs first. In the case of removal of a grantee for cause, the then outstanding options held by such grantee and such grantee's Transferees shall be exercisable only to the extent that they were exercisable on the date of such removal and shall expire six months after such removal or on their stated expiration dates, whichever occurs first. Such options that are not exercisable on the date of such removal shall be forfeited.

        (e) Retirement. In the event of termination of service of a grantee by reason of mandatory retirement pursuant to Board policy, the then outstanding options held by such grantee and such grantee's Transferees shall be exercisable on their stated exercisable dates and shall expire on their stated expiration dates. In the case of retirement of a grantee prior to the retirement date required by mandatory Board policy, all outstanding options held by such grantee and such grantee's Transferees on the retirement date shall be exercisable on their stated exercisable dates and shall expire three years after the retirement date, or on their stated expiration dates, whichever occurs first.

        (f) Disability. In the event of termination of service of a grantee by reason of disability (as defined herein), the then outstanding options held by such grantee and such grantee's Transferees shall be exercisable on their stated exercisable dates and shall expire on their stated expiration dates. "Disability" as used herein shall mean a grantee's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of six months or longer.

        (g) Death. In the event of a grantee's death, each of the then outstanding options held by such grantee and such grantee's Transferees shall become immediately exercisable. Options held by a grantee at the time of his/her death shall be exercisable by the grantee's designated beneficiary, if any and if alive, by the executor or administrator of the grantee's estate before distribution to the grantee's heirs by will or the laws of descent and distribution, or by the distributee(s) of such options by will or the laws of descent and distribution. Any such option shall be so exercisable at any time until the expiration date of the option (as such date may have been adjusted pursuant to Sections 6(d)or 6(e)). A grantee may designate a beneficiary for an option in accordance with procedures established by the Corporate Secretary, however such beneficiary designation shall not be binding on grantee's Transferee with respect to any option that has been transferred before the grantee's death. In the event of the death of a Transferee, any outstanding option then held by the Transferee shall become immediately exercisable, and shall be exercisable only by the executor or administrator of such Transferee's estate at any time until the expiration date of the option (as such date may have been adjusted pursuant to Sections 6(d) or 6(e)).

        (h) Change in Control. In the event of a Change in Control of the Company (as defined herein), all of the then outstanding options held by a grantee and such grantee's Transferees shall become immediately exercisable on the date the Change in Control has been deemed to have occurred and shall expire on the earlier of their stated expiration dates or three years after any termination of service of such grantee, other than by reason of mandatory retirement, disability, death or removal for cause (in which cases the expiration provisions of this Plan associated with those events shall apply), which occurs after said Change in Control. "Change in Control" as used herein shall have the meaning set forth in Section 14 herein.


  7.    Exercise and Payment

        (a) Exercise. An option may be exercised by its holder with respect to part or all of the shares subject to the option by giving written notice to the Company of the exercise of the option. The option price for the shares for which an option is exercised shall be paid by the exercisor on or within ten business days after the date of exercise in cash, in whole shares of common stock of the Company owned by the exercisor prior to exercising the option, or in a combination of cash and such shares of common stock. If the exercisor is a Participant, the Participant may elect to satisfy the option price obligation by requesting that the Company withhold a number of shares that would be otherwise issuable pursuant to the exercise having an aggregate value equal to the option price obligation. Such request shall be accompanied by a form approved by the Corporate Secretary and executed by the Participant attesting that the Participant owns, as of the date of exercise, an equal number of shares of the Company's common stock and has held such number of shares continuously for at least six (6) months prior to the date of exercise. The value of any share of common stock delivered or withheld in payment of the option price shall be the mean of the high and low prices of the stock as reported in the New York Stock Exchange - Composite Transactions on the date the option is exercised.

        (b) Payment of Tax Withholding. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a stock option, whether by the grantee or by such grantee's Transferee, the grantee or grantee's estate shall pay the Company the amount of tax to be withheld, if any, or may elect to satisfy such obligation by delivering to the Company shares of the Company's common stock owned by the grantee prior to exercising the option, or by making a payment to the Company consisting of a combination of cash and such shares of common stock. If the exercisor is a Participant, the Participant may elect to satisfy the tax obligation by requesting that the Company withhold a number of shares that would be otherwise issuable pursuant to the exercise having an aggregate value equal to the tax obligation. The value of any share of common stock delivered to the Company or withheld in payment of the tax obligation shall be the mean of the high and low prices of the stock as reported in the New York Stock Exchange - Composite Transactions on the date used to determine the amount of tax to be withheld. The Company reserves the right to delay completion of any exercise of an option until the applicable withholding tax has been paid.


  8. Shares of Stock Subject to the Plan.

        The shares that may be purchased pursuant to options under the Plan shall not exceed an aggregate of 500,000 shares of Company Common Stock (as adjusted pursuant to Section 9). Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

  9.    Dilution and Other Adjustment.

        In the event of any change in the outstanding shares of Company stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the grants thereunder, including the exercise price of outstanding options, as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 8 of the Plan. Such adjustment shall be conclusive and binding for all purposes of the Plan.

10.     Miscellaneous Provisions.

        (a) Rights as Stockholder. A grantee or Transferee shall have no rights as a holder of Company common stock with respect to options granted hereunder, unless and until certificates for shares of such stock are issued to the grantee or Transferee, or such shares are credited to the grantee's or Transferee's Dividend Reinvestment and Stock Purchase Plan Account.

        (b) Assignment or Transfer. No options granted under the Plan or any rights or interests therein shall be assignable or transferable other than:

(1) In the case of the grantee's death, pursuant to the beneficiary designation then on file with the Company, or, in the absence of such a beneficiary designation(or if the designated beneficiary has predeceased the grantee), by will or the laws of descent or distribution (in which case, the Company, without liability to any other person, may rely on the directions of the executor or administrator of the grantee's estate with respect to the disposition or exercise of such options); or

(2) For all options granted hereunder on or after October 21, 1997, and, if the Committee approves, for options granted earlier: By the grantee, in whole or parts to

      (i) the grantee's spouse, children(including by adoption), stepchildren or grandchildren ("Immediate Family Members"),
      (ii) a trust for the exclusive benefit of such Immediate Family Members,
      (iii) a partnership in which such Immediate Family Members are the only partners, or
      (iv) such other persons or entities as the Committee may approve on a case-by-case basis;

so long as such transfer under this Article 10(b)(2) does not cause the total number of shares included in all unexpired, unexercised options held by the grantee's Transferees to exceed the total number of shares included in all unexpired, unexercised options held by the grantee; or

(3) In the case of a Transferee's death, to his/her estate without rights to further distribution.

        (c) Transfer of Options. Any transfer of an option pursuant to Article 10(b) herein is subject to acceptance by the Company and shall be effected according to such procedures as the Corporate Secretary may establish.

        (d) Agreements. All options granted under the Plan shall be evidenced by
agreements  in  such  form  and  containing   such  terms  and  conditions  (not
inconsistent with the Plan) as the Corporate Secretary may adopt.

        (e) Compliance with Regulations. During the term of the Plan and the term of any options granted under the Plan, the Company shall at all times reserve and keep available such number of shares as may be issuable under the Plan, and shall seek to obtain from any regulatory body having jurisdiction any requisite authority required in the opinion of counsel for the Company in order to grant or transfer options to purchase shares of Company common stock or to issue such stock pursuant thereto. If, in the opinion of counsel for the Company, the transfer, issue or sale of any options or shares of its stock under the Plan shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such options or shares. In any event, the Company shall not be obligated to transfer, issue or sell any options or shares to any Participant or Transferee unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such options or shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act, or the Company receives evidence satisfactory to the Committee that the transfer, issuance or sale of such options or shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act.

        (f) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any option or to any Participant or Transferee.

11.     Amendment and Termination of the Plan.

        (a) Amendments. The Board of Directors of Praxair, Inc. may from time to time amend the Plan in whole or in part; provided that no such action shall adversely affect any rights or obligations with respect to any options theretofore granted under the Plan.

        Unless the holders of at least a majority of the outstanding shares of Company common stock present, or represented, and entitled to vote at a meeting of stockholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) materially increase the maximum number of shares which may be issued under the Plan, or (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

        With the consent of the grantee, the Committee may direct the Corporate Secretary to amend any outstanding agreement evidencing options granted to such grantee under the Plan, whether held by grantee or by his/her Transferee, so long as such amendment is not inconsistent with the terms of the Plan. No such consent shall be required from grantees for amendments pursuant to Article 10(b)(2) herein relating to the transferability of options granted before October 21, 1997. No such consent shall be required from a Transferee with respect to amendments of any kind to options held by such Transferee, so long as grantee has provided such consent.

        (b) Termination. The Committee may terminate the Plan (but not any options theretofore granted under the Plan) at any time. The Plan (but not any options theretofore granted under the Plan) shall in any event terminate on, and no options shall be granted after, December 31, 2005.


 12. Compliance with SEC Regulations.

        It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provision shall be deemed null and void. All grants, transfers and exercises of options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.


 13.    Governing Law.

        The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of Connecticut.


14.     Change-in-Control

        A "Change in Control" shall be deemed to occur in the event, and on the first date, that any of the following circumstances have occurred (as used herein, "Board" shall refer to the Board of Directors of Praxair, Inc. ):

                          (i) individuals who, on October 22, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 22, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies [or consents] by or on behalf of any person other than the Board shall be deemed an Incumbent Director;

                         (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Company or Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

                        (iii) the consummation of a merger, consolidation, share
         exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Company"), or (y), if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Company (the "Parent Company"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and
         (C) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

                         (iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that, if after such acquisition by the Company, such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.